                                   AMENDMENT NO. 1


     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT ("Amendment"), made and entered into as of March 16, 1999, by and among Laser Photonics, Inc., a Delaware corporation ("LPI") and Laser Analytics, Inc., a Massachusetts corporation ("LAI"), on the one hand, (collectively, "Sellers"), and Laser Analytics, Inc., a Texas corporation ("Purchaser") on the other hand.

                                       RECITALS

     WHEREAS, LPI, LAI and Purchaser entered into that certain Asset Purchase Agreement ("Agreement"), dated as of January 4, 1999;

WHEREAS, Section 5 of the Agreement provides for a closing date of March 16, 1999 or such other time as agreed by the parties in writing;

     WHEREAS, the parties wish to designate July 28, 1999 as the Closing Date under the Agreement;


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and conditions herein contained, the parties hereto do hereby agree as follows:

     1. Section 5 of the Agreement is amended and restated to read as follows:

     "5.   CLOSING.  The closing of this transaction (the "Closing") shall take place as of the close of business as of July 28, 1999 (the "Closing Date") at the offices of Matthias & Berg LLP located at 1990 South Bundy Drive, Suite 790, Los Angeles, California 90025 or at such other place and date as the parties hereto agree to in writing."

           2. All other terms and conditions of the Agreement remain in force.

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     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written at Carlsbad, California.

                                   ("LPI")

                                   LASER PHOTONICS, INC.
                                    a Delaware corporation


                                   By: /s/ Chaim Markheim
                                       ------------------
                                      Chaim Markheim, Chief Financial Officer

                                   ("LAI")

                                   LASER ANALYTICS, INC.
                                    a Massachusetts corporation


                                   By: /s/ Chaim Markheim
                                       ------------------
                                      Chaim Markheim, Chief Financial Officer

                                   ("Purchaser")

                                   LASER ANALYTICS, INC.
                                    a Texas corporation

                                   By: /s/ James F. Ford, Jr.
                                       ----------------------
                                      James F. Ford, Jr., President





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